UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): September 25, 2006


                                ABFC 2006-OPT1 Trust
             (Exact name of registrant as specified in its charter)


                       Asset Backed Funding Corporation
             (Exact name of depositor as specified in its charter)


                    Bank of America, National Association
              (Exact name of sponsor as specified in its charter)


 New York                 333-130524-02                 54-2197459
 (State or other          (Commission                   54-2197510
 jurisdiction              File Number)                 54-2197511
 of incorporation)                                      54-2197512
                                                        54-2197513
                                                        54-6717282
                                                        (IRS Employer
                                                        Identification No.)





   c/o Wells Fargo Bank, N.A.
   9062 Old Annapolis Road
   Columbia, MD                                                    21045
   (Address of principal executive offices)                        (Zip Code)

   (410) 884-2000
   (Registrant's telephone number, including area code)


   Not Applicable
   (Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


 [ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




 Section 6 - Asset-Backed Securities

 Item 6.04 - Failure to Make a Required Distribution.

The distribution made by the Trustee on the September 25, 2006 Distribution
Date did not include the amount on deposit in the pre-funding account, which was required to be distributed to the Class A-3A Certificateholders. Such amount was instead distributed on September 29, 2006. The Depositor is unable to conclude whether the effect of such delay was material.



 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



 ABFC 2006-OPT1 Trust
 (Registrant)


  By:  Asset Backed Funding Corporation as Depositor
  By: /s/ Daniel B. Goodwin
  By: Daniel B. Goodwin, President

Date: September 29, 2006